UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  March 4, 2014

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street

Suite 600

Reno, Nevada 89501

(Address of principal executive offices) (Zip Code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance by John Deere Capital Corporation (the “Company”), on March 4, 2014, of $550,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due February 25, 2016, and $400,000,000 aggregate principal amount of the Company’s 1.950% Senior Notes due March 4, 2019, and $500,000,000 aggregate principal amount of the Company’s 2.800% Senior Notes due March 4, 2021, pursuant to the Company’s automatic shelf registration statement on Form S-3 (No.  333-173672) (the “Registration Statement”).

(d)                Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit                                       Description

(5.1)                                                        Opinion of Shearman & Sterling LLP

(23.1)                                                Consent of Shearman & Sterling LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

JOHN DEERE CAPITAL CORPORATION

By:	/s/ Gregory R. Noe
Gregory R. Noe
Secretary

Dated: March 4, 2014

Exhibit Index

Number and Description of Exhibit

(5.1)                  Opinion of Shearman & Sterling LLP (Filed herewith)

(23.1)          Consent of Shearman & Sterling LLP (included in Exhibit 5.1) (Filed herewith)